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                                THE RESERVE FUND:
                       PRIMARY FUND, U.S. GOVERNMENT FUND

                            RESERVE TAX-EXEMPT TRUST:
       INTERSTATE TAX-EXEMPT FUND, CALIFORNIA TAX-EXEMPT FUND, CONNECTICUT TAX-EXEMPT FUND, FLORIDA TAX-EXEMPT FUND, MASSACHUSETTS TAX-EXEMPT FUND,
   MICHIGAN TAX-EXEMPT FUND, NEW JERSEY TAX-EXEMPT FUND, OHIO TAX-EXEMPT FUND,
             PENNSYLVANIA TAX-EXEMPT FUND, VIRGINIA TAX-EXEMPT FUND

                       RESERVE NEW YORK TAX-EXEMPT TRUST:
                            NEW YORK TAX-EXEMPT FUND

                      RESERVE MUNICIPAL MONEY-MARKET TRUST:
  LOUISIANA MUNICIPAL MONEY-MARKET FUND, MINNESOTA MUNICIPAL MONEY-MARKET FUND

                     Supplement Dated, June 10, 2004, to the
                        Prospectus Dated August 11, 2003

The paragraph in the section "Your Account - How to Buy Shares" entitled "Share
Price: Net Asset Value" which appears on page 16 of the Prospectus is amended as follows:

The sentences "However, NAV is not calculated and purchase orders are not accepted on days the New York Stock Exchange ("NYSE") is closed, except Good Friday, when the Primary and U.S. Government Funds are open. In addition, NAV is not calculated and purchase orders are not accepted on Columbus Day and Veterans Day when banks are closed." are deleted and replaced by the following:

     Generally the NAV is not calculated and purchase and redemption orders are not accepted on days the New York Stock Exchange ("NYSE") is closed, except Good Friday when the Primary and U.S. Government Funds are open and on Columbus Day and Veterans Day. However, the NAV may be calculated and purchase and redemption orders accepted on such days if RMCI determines it is in the shareholders' interest to do so.